UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): March 24, 2003



                        ROSEDALE DECORATIVE PRODUCTS LTD.
               (Exact name of registrant as specified in charter)



    Ontario, Canada                 001-14898                   n/a
(State or other jurisdiction       (Commission             (IRS Employer
   of incorporation)                File Number)            Identification No.)



     731 Millway Avenue, Concord, Ontario, Canada                 L4K 3S8
       (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code (905) 669-8909

ITEM 2.  Acquisition or Disposition of Assets

         On May 14, 2002, Rosedale Decorative Products Ltd. (the "Company") entered into a share purchase agreement with Alan Fine, the Company's then Chief Executive Officer and Chairman of the Board (the "Share Purchase Agreement"), pursuant to which the Company agreed to sell its wholly-owned subsidiary, Rosedale Wallcoverings & Fabrics Inc. (the "Subsidiary") to Mr. Fine. The Share Purchase Agreement was unanimously approved by all members of the Company's Board of Directors (Ken Page, Greg Sichenzia and Norm Maxwell) except Mr. Fine and Mr. Ackerman, each of whom having recused himself from consideration of the matter. At the Company's annual shareholders' meeting held on March 14, 2003, the Company's shareholders approved the sale of the Subsidiary to Mr. Fine. The transaction was consummated on May 24, 2003.

         Pursuant to the terms of the Share Purchase Agreement, the Company and Mr. Fine jointly retained Klein Valuation Services Inc. ("Klein"), an independent valuation firm, to determine the fair value of the Subsidiary. Klein determined the fair value of the Subsidiary to be $1,224,000 Cdn ($768,458 U.S.). Upon the closing of the sale, Mr. Fine resigned as an officer and member of the Board of Directors of the Company. In connection with the transaction, the Subsidiary assumed an obligation of the Company for severance obligations to Mr. Fine in the amount of $1,100,250 Cdn ($690,765 U.S.), thereby reducing the cash purchase price to be paid to the Company to $123,750 Cdn ($77,693 U.S.). In addition, the Company, the Subsidiary, Mr. Fine, Sidney Ackerman (the Company's President), and various persons or entities affiliated with the foregoing parties have agreed to enter into transactions to further separate the business affairs of the Company and the Subsidiary. In particular, the parties have agreed to, or have agreed to use their best efforts to, eliminate various inter-company loans, guarantees and similar transactions. Of particular note:

     o the pre-existing inter-company term loan due and owing by Subsidiary to the Company in the principal amount of approximately $696,000 Cdn ($437,000 U.S.) were repaid by delivery of a lump-sum payment from Subsidiary to the Company on the closing date in full settlement thereof in the amount of $400,000 Cdn ($251,130 U.S.);
     o    the pre-existing  loan due and owing by Subsidiary  to Sidney
          Ackerman in the face amount of  approximately  $486,000  Cdn
          ($305,000  U.S.) was repaid in full on the closing date;  and
     o the pre-existing loan due and owing by the Company's wholly-owned subsidiary, Ontario Paint & Wallpaper Limited ("Ontario") to Mr. Fine in the face amount of approximately $250,000 Cdn ($157,000 U.S.) was repaid by Ontario in full on the closing date.


         In connection with the foregoing transactions, Mr. Ackerman purchased 375,000 shares of the Company's common stock from Mr. Fine. As a result of such purchase, Mr. Ackerman is now the beneficial owner of 923,781 shares of common stock representing 33.5% of the total shares outstanding. In addition, Ken Page resigned as member of the Board of Directors upon the closing of the sale due to the change in the structure in the company.

Item 7.  Financial Statements and Exhibits

(a)      Proforma Financial Information

         Proforma Consolidated Financial Statements for the year ended December 31, 2002 and as of such date.

(b) Exhibits.

         1. Share Purchase Agreement between Rosedale Decorative Products Ltd. and Alan Fine, dated as of March 14, 2002 (incorporated by reference from the Company's Definitive Proxy Statement, dated as of January 29, 2003).



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ROSEDALE DECORATIVE PRODUCTS LTD.




Date:  June 5, 2003         /s/ SIDNEY ACKERMAN
                            ---------------------------
                            Sidney Ackerman, President

                       ROSEDALE DECORATIVE PRODUCTS LTD.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                        (Amounts Expressed in US Dollars)

                                   (Unaudited)

                        ROSEDALE DECORATIVE PRODUCTS LTD.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                        (Amounts Expressed in US Dollars)

                                   (Unaudited)



                                TABLE OF CONTENTS

       Pro-forma Consolidated Balance Sheets                                               1 - 2

       Pro-forma Consolidated Statements of Operations                                         3

       Notes to Pro-forma Consolidated Financial Statements                                4 - 5

ROSEDALE DECORATIVE PRODUCTS LTD.
Pro-Forma Consolidated Balance Sheets
As of December 31, 2002 and December 31, 2002 Pro-forma
(Amounts Expressed in US Dollars)
(Unaudited)

                                                      2002                          Pro-forma            2002
                                                   Audited         (note 2)       Adjustments       Pro-forma
                                              ------------                       ------------     ------------
                                                     $                                  $                $
       ASSETS

       CURRENT ASSETS


           Cash and cash equivalents             1,186,436               a)         (191,898)        1,168,131
                                                                         c)          253,550
                                                                         d)           78,442
                                                                         e)         (158,399)
           Accounts receivable                   3,973,605               a)       (1,940,216)        2,053,310
                                                                         b)           19,921
           Inventory                             5,886,464               a)       (2,348,983)        3,553,392
                                                                         b)           15,911
           Prepaid expenses and
               sundry assets                       332,031               a)         (251,496)           80,535
           Due from Rosedale
               Wallcoverings and
                  Fabrics Inc.                         -                 a)          441,445             -
                                                                         c)         (441,445)
           Income taxes recoverable                    -                 a)            8,597             8,597


                                                11,378,536                        (4,514,571)        6,863,965
                                              ------------                        ------------    ------------

       INVESTMENT IN ROSEDALE
           WALLCOVERINGS AND
            FABRICS INC.                               -                 a)        1,037,640             -
                                                                         b)          (17,290)
                                                                         d)       (1,020,350)

       LOAN RECEIVABLE FROM
           AFFILIATED COMPANY                       41,975                              -               41,975

       MORTGAGES RECEIVABLE                        312,805                              -              312,805

       PROPERTY, PLANT AND
            EQUIPMENT                            4,279,689               a)       (2,270,783)        2,008,906
                                              ------------                        ------------    ------------


                                                16,013,005                        (6,785,354)        9,227,651
                                              ============                        ============    ============

ROSEDALE DECORATIVE PRODUCTS LTD.
Pro-Forma Consolidated Balance Sheets
As of December 31, 2002 and December 31, 2002 Pro-forma
(Amounts Expressed in US Dollars)
(Unaudited)

                                                      2002                           Pro-forma              2002
                                                      Audited        (note 2)       Adjustments        Pro-forma
                                                    ------------                    ------------     ------------

                                                        $                                  $                $
       LIABILITIES

       CURRENT LIABILITIES

          Bank indebtedness                         4,710,636              a)       (2,281,947)        2,428,689
          Accounts payable and
            accrued expenses                        4,575,714              a)       (1,890,896)        2,704,739
                                                                           b)           19,921             -

          Income taxes payable                          6,682              a)           (6,682)            -

          Due to stockholders
            and directors                             919,427              a)         (761,028)            -

                                                                           e)         (158,399)
                                                  ------------                     ------------      ------------

                                                   10,212,459                       (5,079,031)        5,133,428

       DEFERRED INCOME TAXES                          410,624              a)         (408,849)            1,775
                                                  ------------                     ------------      ------------

                                                   10,623,083                       (5,487,880)        5,135,203
                                                  ------------                     ------------      ------------

       STOCKHOLDERS' EQUITY

       COMMON STOCK                                 5,029,355                             -            5,029,355

       ADDITIONAL PAID-IN CAPITAL                     142,314                             -              142,314

       ACCUMULATED OTHER
            COMPREHENSIVE LOSSES                     (459,997)             a)              772          (462,704)
                                                                           b)                6
                                                                           c)              873
                                                                           d)           (4,358)

       RETAINED EARNINGS (DEFICIT)                    678,250              a)         (167,064)         (616,517)
                                                                           b)           (1,385)
                                                                           c)         (188,768)
                                                                           d)         (937,550)
                                                  ------------                     ------------      ------------

                                                    5,389,922                       (1,297,474)        4,092,448
                                                  ------------                     ------------      ------------

                                                   16,013,005                       (6,785,354)        9,227,651
                                                  ============                     ============      ============

ROSEDALE DECORATIVE PRODUCTS LTD.
Pro-Forma Consolidated Statements of Operations
For the year ended December 31, 2002 and December 31, 2002 Pro-forma (Amounts Expressed in US Dollars)
(Unaudited)

                                                      2002                          Pro-forma             2002
                                                   Audited         (note 2)       Adjustments        Pro-forma
                                               ------------                       ------------     ------------
                                                    $                                  $                $
       SALES                                    21,193,725              a)       (10,045,364)       11,306,293
                                                                        b)           157,932

       COST OF SALES                            12,696,305              a)        (6,216,031)        6,639,591
                                                ------------                      ------------     ------------
                                                                        b)           159,317


       GROSS PROFIT                              8,497,420                        (3,830,718)        4,666,702
                                                ------------                      ------------     ------------


       OPERATING EXPENSES

           General and administrative            2,576,277              a)          (985,805)        1,590,472
           Selling                               3,079,880              a)        (1,279,297)        1,800,583
           Design studio                           770,657              a)          (461,022)          309,635
           Book development costs                  191,046                              -              191,046
           Amortization                          1,322,265              a)          (800,812)          521,453


       TOTAL OPERATING EXPENSES                  7,940,125                        (3,526,936)        4,413,189
                                                ------------                      ------------     ------------


       OPERATING INCOME                            557,295                          (303,782)          253,513

           Interest expense                        240,773              a)          (134,277)          106,496
           Exchange loss on foreign
                exchange contracts                   7,520              a)            18,049            25,569
                                                ------------                      ------------     ------------

       INCOME BEFORE INCOME TAXES                  309,002                          (187,554)          121,448

           Income taxes                            144,644              a)           (19,105)          125,539
                                                ------------                      ------------     ------------

       NET INCOME (LOSS)                           164,358                          (168,449)           (4,091)
                                                ============                      ============     ============
           Net earnings per common share,
               basic and diluted                     (0.06)                                              (0.00)
                                                ============                                       ============
           Weighted average number
               of common shares
               outstanding                       2,755,514                                           2,755,514
                                                ============                                       ============

ROSEDALE DECORATIVE PRODUCTS LTD.
Notes to Pro-Forma Consolidated Financial Statements
December 31, 2002
(Unaudited)
(Amounts Expressed in US Dollars)



        1. BASIS OF PRESENTATION

           The accompanying unaudited pro-forma financial statements have been prepared by management in accordance with generally accepted accounting principles in the United States of America. They have been prepared from information derived from the audited consolidated financial statements of Rosedale Decorative Products Ltd. ("the Company") and Rosedale Wallcoverings and Fabrics Inc. ("Rosedale") as at December 31, 2002, together with other information available to the corporations. In the opinion of management, these unaudited pro-forma consolidated financial statements includes all adjustments necessary for fair presentation of the proposed adjustments described below.

           The unaudited pro-forma financial statements should be read in conjunction with the audited consolidated financial statements of the Company as at December 31, 2002.


       2. PRO-FORMA ADJUSTMENTS

           The unaudited pro-forma financial statements includes the following pro-forma adjustments reflecting transactions as disclosed in the proxy statement. The loss on sale of Rosedale of $1,126,318 (consisting of loss on settlement of loan of $188,768 and loss on sale to Alan Fine of $937,550) has not been included in the pro-forma consolidated statements of operations.

           a) This adjustment removes all of the assets, liabilities, equity, revenue and expenses relating to Rosedale from the consolidated financial statements.

           b) This adjustment removes all consolidation entries including intercompany balances and inter-company sales.

           c) This adjustment reflects the proposed settlement of the loan due from Rosedale as follows:

                Cash proceeds                           $        253,550
                Total loan                                      (441,445)
                Foreign exchange adjustment                         (873)
                                                        -----------------


                Loss on settlement                              (188,768)
                                                        =================

ROSEDALE DECORATIVE PRODUCTS LTD.
Notes to Pro-Forma Consolidated Financial Statements
December 31, 2002
(Unaudited)
(Amounts Expressed in US Dollars)


       2. PRO-FORMA ADJUSTMENTS (cont'd)

          d) This adjustment reflects the sale of Rosedale to Alan Fine as follows:

             Selling price                              $        775,862
             Obligation assumed by Rosedale                     (697,420)
                                                        -----------------


             Net cash proceeds                                    78,442
             Cost of investment                               (1,020,350)
             Foreign exchange adjustment                           4,358
                                                        -----------------


             Loss on sale                                $      (937,550)
                                                        =================



          e) This adjustment reflects the repayment of Alan Fine's director loan by Ontario Paint & Wallpaper Limited.

             There are no additional adjustments required to eliminate the allocation of common costs as Rosedale operated independently from the Company and was therefore not allocated any additional costs.


       3. FOREIGN CURRENCY TRANSLATION

           The company is a foreign private issuer and maintains its books and records in Canadian dollars, its functional currency. The financial statements are converted to US dollars as the company has elected to report in US dollars consistent with regulation S-X, Rule 3-20. The translation method used is the current rate method which is the method mandated by SFAS 52 where the functional currency is the foreign currency. Under the current method all assets and liabilities are translated at the current rate, stockholders' equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year.

           Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in accumulated other comprehensive income.